                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549-1004




                                   FORM 8-K

                                CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)          May 21, 1999
                                                --------------------------------


               FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES IX
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



          Florida                       0-12946                  59-2255857
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)


Two North Riverside Plaza, Suite 1000, Chicago, Illinois          60606-2607
--------------------------------------------------------------------------------
     (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code        (312) 207-0020
                                                  ------------------------------


--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)


                      This document consists of 77 pages.


                    The Exhibit Index is located on page 3.

ITEM 2.  DISPOSITION OF ASSETS

Indianapolis Mall Associates a joint venture in which First Capital Income Properties, Ltd. - Series IX (the "Registrant") owns a 50% interest, sold its interest in the real property commonly known as Glendale Center Shopping Mall ("Glendale"), located in Indianapolis, Indiana to Glendale Centre, LLC, an Indiana limited liability company.

The closing of this transaction occurred on May 21, 1999. Glendale was sold for cash to an unrelated party pursuant to arm's-length negotiations. The sale price was $15,700,000. The Registrant's share of net Sale Proceeds was approximately $2,900,000, which was net of actual and estimated closing expenses and the repayment of the mortgage loan encumbering the property. For the quarter ending June 30, 1999, the Registrant will record a net gain for financial reporting purposes of approximately $35,000 from this transaction. The Registrant will distribute $2,900,000 or $29.00 per Unit on November 30, 1999 to Limited Partners of record as of May 21, 1999.


ITEM 5.  OTHER EVENTS

In connection with the sale of Glendale, the remaining real estate asset of the Registrant, the Managing General Partner believes that the Registrant's need for cash reserves has been lessened. Accordingly, the Partnership has declared a special distribution in the amount of $133.00 per Unit to be paid on November 30, 1999 to Limited Partners of record as of May 21, 1999.

The Managing General Partner will now begin the process of wrapping-up the Partnership's affairs. This process, which is expected to last at least twelve months, includes resolution of all post-closing property and Partnership matters. Following the resolution of post-closing property matters and the establishment of a reserve for contingencies and wrap-up expenses, the Managing General Partner will make a liquidating distribution to Partners.

ITEM 7.  PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (page 5)  Pro Forma Financial Information


         Exhibits

         2.1 (page 10) Real Estate Purchase and Sale Agreement, executed on February 25, 1998, between Indiana Mall Associates ("Seller") and Glendale Center, LLC, an Indiana limited liability company ("Purchaser").

         2.2 (page 38) First Amendment to Real Estate Purchase and Sale Agreement executed on June 24, 1998, between Seller and Purchaser.

         2.3 (page 40) Second Amendment to Real Estate Purchase and Sale Agreement executed on July 25, 1998, between Seller and Purchaser.

         2.4 (page 42) Third Amendment to Real Estate Purchase and Sale Agreement executed on July 31, 1998, between Seller and Purchaser.

         2.5 (page 44) Fourth Amendment to Real Estate Purchase and Sale Agreement executed on August 7, 1998, between Seller and Purchaser.

         2.6 (page 46) Fifth Amendment to Real Estate Purchase and Sale Agreement executed on October 5, 1998, between Seller and Purchaser.

         2.7 (page 49) Sixth Amendment to Real Estate Purchase and Sale Agreement executed on October 20, 1998, between Seller and Purchaser.

         2.8 (page 51) Seventh Amendment to Real Estate Purchase and Sale Agreement executed on October 20, 1998, between Seller and Purchaser.

         2.9 (page 53) Eighth Amendment to Real Estate Purchase and Sale Agreement executed on November 10, 1998, between Seller and Purchaser.

         2.10 (page 55) Ninth Amendment to Real Estate Purchase and Sale Agreement executed on November 17, 1998, between Seller and Purchaser.

         2.11 (page 59) Tenth Amendment to Real Estate Purchase and Sale Agreement executed on January 19, 1999, between Seller and Purchaser.

         2.12 (page 62) Eleventh Amendment to Real Estate Purchase and Sale Agreement executed on February 25, 1999, between Seller and Purchaser.

         2.13 (page 66) Closing Statement, dated May 21, 1999, between the Seller and Purchaser.


No information is required under Items 1, 3, 4, 6 and 8; therefore, those Items have been omitted.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES IX

                         By: FIRST CAPITAL FINANCIAL CORPORATION
                             As Managing General Partner

June 4, 1999             By: /s/          NORMAN M. FIELD
------------                 --------------------------------------------
   (Date)                                 NORMAN M. FIELD
                               Vice President - Finance and Treasurer

               FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES IX


The accompanying unaudited Pro Forma Balance Sheet has been presented as if the sale of Glendale had occurred on March 31, 1999. The accompanying unaudited Pro Forma Statement of Income and Expenses for the three months ended March 31, 1999 has been presented as if the sale of Glendale had occurred on December 31, 1998. The accompanying unaudited Pro Forma Statement of Income and Expenses for the year ended December 31, 1998 has been presented as if the sales of Glendale and Shoppes of West Melbourne ("Shoppes") (sold February 1998) and the 1998 post closing activity relating to the 1997 sales of Richmond Plaza Shopping Center ("Richmond") and Citrus Center had occurred on December 31, 1997. In the opinion of the Managing General Partner, all adjustments necessary to reflect the financial condition and results of operations of the Registrant exclusive of Glendale, Shoppes, Richmond and Citrus Center have been made. The unaudited pro forma financial statements are not necessarily indicative of what the actual financial position and results of operations would have been had such transactions actually occurred as of March 31, 1999 and December 31, 1998 and 1997, nor do they purport to represent the results of operations of the Registrant for future periods.

               FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES IX

                            PRO FORMA BALANCE SHEET
                                  (Unaudited)

                     (All dollars rounded to nearest 00s)



   ASSETS                                                                  March 31, 1999
                                                      ------------------------------------------------------
                                                                                                  Pro Forma
                                                         Balance             Pro Forma             Balance
                                                          Sheet             Adjustments             Sheet
                                                      ------------         ------------          -----------

Investment in commercial rental property:
  Land                                                $  2,887,600         $ (2,887,600)         $         0
  Buildings and improvements                            11,994,400          (11,994,400)                   0
                                                      ------------         ------------          -----------
                                                        14,882,000          (14,882,000)                   0
  Accumulated depreciation and amortization             (7,116,100)           7,116,100                    0
                                                      ------------         ------------          -----------
  Total investment property, net of
    accumulated depreciation and amortization            7,765,900           (7,765,900)                   0

Cash and cash equivalents                               11,043,000            2,428,800           13,471,800
Investment in debt securities                            5,647,700                                 5,647,700
Rents receivable                                           399,000             (299,400)              99,600
Escrow deposits                                            224,000             (224,000)                   0
Other assets (including loan acquisition costs,
   net of accumulated amortization of
   $161,900)                                                58,200              (58,200)                   0
                                                      ------------         ------------          -----------
                                                      $ 25,137,800         $ (5,918,700)         $19,219,100
                                                      ============         ============          ===========
   LIABILITIES AND PARTNERS' CAPITAL

Liabilities:
  Mortgage loan payable                               $  4,953,400         $ (4,953,400)         $         0
  Accounts payable and accrued expenses                    612,900             (499,600)             113,300
  Due to Affiliates                                         50,300                                    50,300
  Security deposits                                         10,000              (10,000)                   0
  Distributions payable                                    166,700           16,200,000           16,366,700
  Prepaid rent                                             183,900             (181,600)               2,300
  Earnest money deposit                                    250,000             (250,000)                   0
  Other liabilities                                        231,800                                   231,800
                                                      ------------         ------------          -----------
                                                         6,459,000           10,305,400           16,764,400
                                                      ------------         ------------          -----------
Partners' capital:
  General Partners                                                                  300                  300
  Limited Partners (100,000 Units
    outstanding)                                        18,678,800          (16,224,400)           2,454,400
                                                      ------------         ------------          -----------
                                                        18,678,800          (16,224,100)           2,454,700
                                                      ------------         ------------          -----------
                                                      $ 25,137,800         $ (5,918,700)         $19,219,100
                                                      ============         ============          ===========


    The accompanying notes are an integral part of the pro forma financial statements

               FIRST CAPITAL INCOME PROPERTIES, LTD.--SERIES IX

                  PRO FORMA STATEMENT OF INCOME AND EXPENSES
                                  (Unaudited)
         (All dollars rounded to nearest 00s except per Unit amounts)

                                                       Three Months Ended March 31, 1999
                                                 ---------------------------------------------
                                                                                   Pro Forma
                                                 Statement of                     Statement of
                                                  Income and       Pro Forma       Income and
                                                   Expenses       Adjustments       Expenses
                                                 ------------     -----------     ------------
Income:
  Rental                                         $    714,900     $  (714,900)    $          0
  Interest                                            194,100          (2,500)         191,600
                                                 ------------     -----------     ------------

                                                      909,000        (717,400)         191,600
                                                 ------------     -----------     ------------

Expenses:
  Interest                                            124,100        (124,100)               0
  Depreciation and amortization                         7,000          (7,000)               0
  Property operating
    Affiliates                                          3,200          (3,200)               0
    Nonaffiliates                                     193,100        (193,100)               0
  Real estate taxes                                    89,500         (89,500)               0
  Insurance--Affiliate                                 15,100         (15,100)               0
  Repairs and maintenance                              52,400         (52,400)               0
  General and administrative:
    Affiliates                                          6,500                            6,500
    Nonaffiliates                                      (6,800)                          (6,800)
                                                 ------------     -----------     ------------

                                                      484,100        (484,400)            (300)
                                                 ------------     -----------     ------------

Net income                                       $    424,900     $  (233,000)    $    191,900
                                                 ============     ===========     ============

Net income allocated to General Partners         $     16,700     $   (14,800)    $      1,900
                                                 ============     ===========     ============

Net income allocated to Limited Partners         $    408,200     $  (218,200)    $    190,000
                                                 ============     ===========     ============

Net income allocated to Limited Partners
 per Unit (100,000 Units outstanding)            $       4.08     $     (2.18)    $       1.90
                                                 ============     ===========     ============

                 The accompanying notes are an integral part
                     of the pro forma financial statements

               FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES IX

                  PRO FORMA STATEMENT OF INCOME AND EXPENSES

         (All dollars rounded to nearest 00s except per Unit amounts)

                                                                       Year Ended December 31, 1998
                                                    -------------------------------------------------------------------
                                                                                                            Pro Forma
                                                                          Current           Previous       Statement of
                                                    Statement of         Pro Forma         Pro Forma        Income and
                                                     Income and         Adjustments       Adjustments        Expenses
                                                       Expenses         (Unaudited)       (Unaudited)       (Unaudited)
                                                    ------------       ------------       -----------       ----------
Income:
  Rental                                            $  3,590,400       $ (3,313,400)      $  (277,000)      $         0
  Interest                                             1,460,000            (15,000)                          1,445,000
  Gain on sale of property                             1,991,500                           (1,991,500)                0
                                                    ------------       ------------       -----------       -----------
                                                       7,041,900         (3,328,400)       (2,268,500)        1,445,000
                                                    ------------       ------------       -----------       -----------
Expenses:
  Interest                                               616,500           (616,500)                                  0
  Depreciation and amortization                          394,900           (363,500)          (31,400)                0
  Property operating:
    Affiliates                                            46,100            (34,900)          (11,200)                0
    Nonaffiliates                                        860,100           (866,100)            6,000                 0
  Real estate taxes                                      380,900           (336,200)          (44,700)                0
  Insurance - Affiliate                                   53,500            (50,400)           (3,100)                0
  Repairs and maintenance                                234,700           (220,800)          (13,900)                0
  General and administrative:
    Affiliates                                            35,800                                                 35,800
    Nonaffiliates                                        248,400             (5,300)                            243,100
  Provision for value impairment                       2,000,000         (2,000,000)                                  0
                                                    ------------       ------------       -----------       -----------
                                                       4,870,900         (4,493,700)          (98,300)          278,900
                                                    ------------       ------------       -----------       -----------
Net income                                          $  2,171,000       $  1,165,300       $(2,170,200)      $ 1,166,100
                                                    ============       ============       ===========       ===========
Net income allocated to General Partners            $     46,600       $    (13,200)      $   (21,700)      $    11,700
                                                    ============       ============       ===========       ===========
Net income allocated to Limited Partners            $  2,124,400       $  1,178,500       $(2,148,500)      $ 1,154,400
                                                    ============       ============       ===========       ===========
Net income allocated to Limited
  Partners per Unit (100,000 Units
  outstanding)                                      $      21.24       $      11.79       $    (21.49)      $     11.54
                                                    ============       ============       ===========       ===========

    The accompanying notes are an integral part of the pro forma financial statements

               FIRST CAPITAL INCOME PROPERTIES, LTD.--SERIES IX

                     Notes to Pro Forma Balance Sheet and
                  Pro Forma Statements of Income and Expenses
                                  (Unaudited)


1) For the purpose of the Pro Forma Balance Sheet:

a) the accounts for land, buildings and improvements, accumulated depreciation and amortization, rents receivable, escrow deposits, other assets, accounts payable and accrued expenses, security deposits, prepaid rent and earnest money deposit have been adjusted as of March 31, 1999 to reflect the sale of the Registrant's interest in Glendale.

b) Cash and cash equivalents has been adjusted to include the net Sales Proceeds received by the Registrant from the Purchaser of Glendale.

c) Distributions payable has been adjusted to reflect the amount of the special distribution of Glendale Sale Proceeds and the special distribution of a portion of the amounts held for working capital purposes to Limited Partners as if such special distributions had been declared as of March 31, 1999.

d) Mortgage loan payable has been adjusted to reflect the repayment of the mortgage loan encumbering Glendale.

2) For the purpose of the Pro Forma Statements of Income and Expenses for the three months ended March 31, 1999 and for the year ended December 31, 1998, the adjustments to the income and expenses reflect the Registrant's interest in the operations of Glendale and Shoppes, the 1998 post closing operating results of Richmond and Citrus Center and gain on the sale of Shoppes.